UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024 (February 27, 2024)

SolarMax Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41959	26-2028786
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3080 12th Street

Riverside, California 92507

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (951) 300-0788

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Public Offering

On February 27, 2024, SolarMax Technology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Kingswood, a division of Kingswood Capital Partners, LLC (the “Representative”), as representative of the underwriters. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. Pursuant to the Underwriting Agreement, the Company agreed to sell to the underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 4,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a price of $4.00 per share. The gross proceeds of the offering were $18 million, prior to deducting the underwriting discounts, commissions and offering expenses payable by the Company. In addition, SolarMax has granted the underwriters a 45-day option to purchase an additional 675,000 shares of common stock at the initial public offering price, less underwriting discounts and commissions, to cover over-allotments. The Common Stock is traded on The Nasdaq Global Market under the trading symbol “SMXT.”

Pursuant to the Underwriting Agreement, the Company paid the Representative a 1% non-accountable expense allowance and reimbursed the Representative for certain accountable expenses of $175,000.

The Shares were offered by the Company pursuant to a registration statement on Form S-1, as amended (File No. 333-266206), filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on February 12, 2024 (as amended, the “Registration Statement”). The final prospectus was filed on February 28, 2024.

The Underwriting Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with Commission.

Representative’s Warrant

Pursuant to the Underwriting Agreement, the Company issued to the Representative a warrant (the “Representative’s Warrant”) to purchase 360,000 shares of Common Stock. In the event the underwriters exercise their Over-Allotment Option, the underwriters will be entitled to receive a Representative’s Warrant to purchase 8% of the number of shares of Common Stock sold upon exercise of the Over-Allotment Option. The Representative’s Warrant will be exercisable at a per share exercise price equal to $4.80 and are exercisable at any time and from time to time, in whole or in part, during the period commencing February 29, 2024 and terminating on February 12, 2029. The Representative’s Warrant also provides for certain demand and “piggyback” registration rights for the shares of Common Stock issuable upon exercise of the Representative’s Warrant and contains customary anti-dilution provisions.

The foregoing summaries of the terms of the Underwriting Agreement and the Representative’s Warrant are subject to, and qualified in their entirety by reference to, the Underwriting Agreement and the Representative’s Warrant that are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K.

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Forward-:Looking Statements

This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this Form 8-K are forward-looking statements. Important factors that could cause the Company's actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements are subject to risk and uncertainties, including, but not limited to, those described in “Risk Factors,” “Management's Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note on Forward-Looking Statements” in the Registration Statement on Form S-1 filed with the SEC (Reg. No. 333-266206) and the final prospectus. SolarMax undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that SolarMax’ actual future results may be materially different from what we expect.

Item 8.01 Other Events.

On February 27, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On February 29, 2024, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting agreement dated February 27, 2024 between SolarMax Technology, Inc., and Kingswood, a division of Kingswood Capital Partners, LLC
4.1	Form of Representative’s Warrant
99.1	Press release dated February 27, 2024
99.2	Press release dated February 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarMax Technology, Inc.

	By:	/s/ David Hsu
David Hsu
Chief Executive Officer

Dated: February 29, 2024

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